March 7, 2019

THE DREYFUS FUND INCORPORATED

DREYFUS OPPORTUNITY FUNDS

- Dreyfus Japan Womenomics Fund

Supplement to Current Statement of Additional Information

The following information supplements the portfolio manager information contained in the section of the Statement of Additional Information entitled "Certain Portfolio Manager Information":

The following table lists the funds' portfolio managers, if any, who are in addition to the primary portfolio managers listed in the prospectus.  See the prospectus for a list of, and certain other information regarding, the primary portfolio manager(s) for your fund.

Fund	Additional Portfolio Managers
DF	Matthew Jenkin

The following table lists the number and types of accounts (including the funds) advised by each fund's primary portfolio manager(s) and assets under management in those accounts as of the end of the last fiscal year of the funds they manage.

Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed
Yoshihiro Aoyama[1]	None	N/A	None	N/A	None	N/A

1Because Mr. Aoyama became a portfolio manager of DJWF as of March 5, 2019, his information is as of January 31, 2019.

The following table provides information on accounts managed (included within the table above) by each primary portfolio manager that are subject to performance-based advisory fees.

Primary Portfolio Manager	Type of Account	Number of Accounts Subject to Performance Fees	Total Assets of Accounts
Yoshihiro Aoyama	None	N/A	N/A

The following table lists the dollar range of fund shares beneficially owned by the primary portfolio manager(s) as of the end of the fund's last fiscal year, except if otherwise indicated.

Primary Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned
Yoshihiro Aoyama[1]	DJWF	None

1Mr. Aoyama became a portfolio manager of DJWF as of March 5, 2019, and as of that date did not own shares of the fund.